Summary of Significant Accounting Policies	6 Months Ended
Jun. 30, 2018
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Summary of Significant Accounting Policies

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1 Statement of compliance

The Unaudited Condensed Interim Consolidated Financial Statements present the Unaudited Interim Consolidated Income Statement, Statement of Comprehensive Income / (Loss) and Statement of Cash Flows for the six months ended June 30, 2018 and 2017; and the Unaudited Interim Consolidated Statement of Financial Position and Changes in Equity as at June 30, 2018 and December 31, 2017. They are prepared in accordance with IAS 34, ‘Interim Financial Reporting’ and with generally accepted accounting principles under International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB).

The Unaudited Condensed Interim Consolidated Financial Statements do not include all the information and disclosures required in the annual Consolidated Financial Statements. They should be read in conjunction with the Group’s annual Consolidated Financial Statements for the year ended December 31, 2017, approved by the Board of Directors on March 8, 2018.

These Unaudited Condensed Interim Consolidated Financial Statements were approved for issue on July 23, 2018.

2.2 Basis of preparation

In accordance with IAS 1, ‘Presentation of Financial Statements’, the Unaudited Condensed Interim Consolidated Financial Statements are prepared on the assumption that Constellium is a going concern and will continue in operation for the foreseeable future. The Group’s forecasts and projections, taking account of reasonably possible changes in trading performance, including an assessment of the current macroeconomic environment, indicate that the Group should be able to operate within the level of its current facilities and related covenants. Management considers that the going concern assumption is not invalidated by Constellium’s negative equity as at June 30, 2018.

The accounting policies adopted in the preparation of the Unaudited Condensed Interim Consolidated Financial Statements are consistent with those followed in the preparation of the Group’s annual consolidated financial statements for the year ended December 31, 2017, except for the application of the effective tax rate in accordance with IAS 34 ‘Interim Financial reporting’ and for the adoption of new standards effective as of January 1, 2018.

2.3 Application of new and revised IFRS

The Group has applied, for the first time, IFRS 15 Revenue from Contracts with Customers and IFRS 9 Financial Instruments. As required by IAS 34, the nature and effect of these changes are disclosed below.

Several other amendments and interpretations apply for the first time in 2018, but do not have any impact on the Unaudited Condensed Interim Consolidated Financial Statements of the Group. The Group has not early adopted any other standard, interpretation or amendment that has been issued but is not yet effective.

IFRS 15 Revenue from Contracts with Customers

IFRS 15 supersedes IAS 11 Construction Contracts, IAS 18 Revenue and related Interpretations and it applies to all revenue arising from contracts with customers, unless those contracts are in the scope of other standards. The new standard establishes a five-step model to account for revenue arising from contracts with customers. Under IFRS 15, revenue is recognized at an amount that reflects the consideration to which an entity expects to be entitled in exchange for transferring goods or services to a customer.

The Group adopted IFRS 15 using the cumulative effect method of adoption at the date of initial application for contracts that were not completed at that date. There was no cumulative effect adjustment to the opening balance of retained earnings in the Consolidated Statement of Financial Position as of January 1, 2018, as a result of the adoption of IFRS 15.

The Group primarily contracts with customers for the sale of rolled or extruded aluminium products. For the majority of our business, performance obligations with customers begin when we acknowledge a purchase order for a specific customer order of product to be delivered in the near term. These purchase orders are short term in nature, although they may be governed by long-term multi-year frame agreements.

The Group has concluded that revenue from sale of goods should be recognized at the point in time when control of the asset is transferred to the customer, generally upon delivery, similar to the Group revenue recognition model under IAS 18. In certain limited circumstances, the Group may be required to recognize revenue over time for products that have no alternative use and for which the Group has an enforceable right to payment for production completed to date. This could result in recognizing revenue earlier than under prior IFRS rules which required recognition at a point in time for these transactions. However, as of the date of initial application and for the period ended June 30, 2018, IFRS 15 had no impact on the timing of our revenue recognition.

The Group has assessed that under IFRS 15, revenue from the production of customer-owned tooling should be recognized over time, or at a point in time, depending on contractual terms and conditions. IFRS 15 had no impact on the timing of our revenue recognition on tooling.

Upon adoption of IFRS 15, the Group made the following reclassifications in its opening balance sheet:

(in millions of Euros)	Carrying amount December 31, 2017	Contracts liabilities reclassification	Carrying amount January 1, 2018
Trade receivables and other	467	16	483
Trade payables and other	(984)	(39)	(1,023)
Provisions	(153)	23	(130)

Contract liabilities, which have been reclassified, consist of expected volume discounts, rebates, incentives, refund and penalties and price concessions. They were previously presented as provisions or as a reduction in trade receivables (NOTE 11 – Trade receivables and other, NOTE 16 – Trade payables and other). Contract liabilities as of June 30, 2018 are presented in NOTE 16 – Trade payables and other.

IFRS 9 Financial Instruments

IFRS 9 replaces the provisions of IAS 39 that relate to the recognition, classification and measurement of financial assets and financial liabilities, derecognition of financial instruments, impairment of financial assets and hedge accounting.

The adoption of IFRS 9 Financial Instruments from January 1, 2018 resulted in changes in accounting policies and adjustments to the amounts recognized in the financial statements. The new accounting policies are set out in the note below. In accordance with the transitional provisions in IFRS 9, comparative figures have not been restated.

i. Classification and measurement

On January 1, 2018 (the date of initial application of IFRS 9), the group’s management has assessed which business models apply to the financial assets held by the group and has classified its financial instruments into the appropriate IFRS 9 categories. The main effect results from the reclassification of Trade receivables from the Loan and receivables category to Fair value through OCI category (FVOCI), as receivables may be either held until collection or sold as part of factoring arrangements. There was no significant difference between the previous carrying amount and the revised carrying amount of the other financial assets as of January 1, 2018 to be recognized in opening retained earnings, as a result of their liquidity or short maturity.

Consistent with IAS 39, derivatives are required to be held at Fair Value through Profit and Loss (FVPL) under IFRS 9 as they do not meet the criteria for amortized cost or FVOCI unless they are designated as hedge accounting.

ii. Impairment of financial assets

Financial assets subject to IFRS 9’s new expected credit loss model include: cash and cash equivalents, trade receivables and other and loans to joint ventures.

The impact of the change in impairment methodology on the group’s retained earnings and equity is disclosed as follow:

•	For cash and cash equivalents, the identified impairment loss was immaterial.

•	For trade receivables and other (including contract assets and other receivables), the group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all trade receivables and contract assets which resulted in an immaterial impairment loss.

•	For loans to joint ventures the application of the amendment to IAS 28 and the IFRS 9 expected credit loss model resulted in the recognition of a loss allowance of €2 million in opening retained earnings net of tax (previous loss allowance was nil).

iii. Hedging

The Group did not adopt the disposition of IFRS 9 on hedging and will therefore continue to apply the provisions of IAS 39.

2.4 New standards and interpretations not yet mandatorily applicable

The Group has not applied the following new standards and interpretations that have been issued but are not yet effective and which could affect the Group’s future Consolidated Financial Statements:

IFRS 16, ‘Leases’, deals with principles for the recognition, measurement, presentation and disclosures of leases. The standard provides an accounting model, requiring lessee to recognize assets and liabilities for all leases unless the lease term is 12 months or less or the underlying asset has a low value. The lessor accounting approach remains unchanged. The Group is currently evaluating the impact of the standard on our Financial Position and results. The Group expects that the adoption will result in an increase of non-current assets and non-current liabilities as a result of substantially all operating leases existing as of the adoption date being capitalized along with the associated obligations.

The standard will replace IAS 17, ‘Leases’ and will be effective for accounting periods beginning on or after January 1, 2019 and the Group plans to adopt IFRS 16 using the cumulative effect method of adoption.

IFRIC 23, ‘Uncertainty over Income Tax Treatments’

This interpretation provides a framework to consider, recognize and measure the accounting impact of tax uncertainties. It specifies how to determine the unit of account and the recognition and measurement guidance to be applied to that unit. The interpretation also explains when to reconsider the accounting for a tax uncertainty, and it states specifically that the absence of comment from the tax authority is unlikely, in isolation, to trigger a reassessment. The impact of this interpretation on the Group’s results and financial situation is currently being evaluated.

The interpretation is effective for annual periods beginning on or after January 1, 2019.

The Group plans to adopt the new standards and interpretations on their required effective dates.

2.5. Presentation of the operating performance of each operating segment and of the Group

In accordance with IFRS 8, ‘Operating Segments’, operating segments are based upon the product lines, markets and industries served, and are reported in a manner consistent with the internal reporting provided to the chief operating decision-maker (“CODM”). The CODM, who is responsible for allocating resources and assessing performance of the operating segments, has been identified as the Chief Executive Officer.

Constellium’s CODM measures the profitability and financial performance of its operating segments based on Adjusted EBITDA as it illustrates the underlying performance of continuing operations by excluding certain non-recurring and non-operating items. Adjusted EBITDA is defined as income / (loss) from continuing operations before income taxes, results from joint ventures, net finance costs, other expenses and depreciation and amortization as adjusted to exclude restructuring costs, impairment charges, unrealized gains or losses on derivatives and on foreign exchange differences on transactions that do not qualify for hedge accounting, metal price lag, share-based compensation expense, effects of certain purchase accounting adjustments, start-up and development costs or acquisition, integration and separation costs, certain incremental costs and other exceptional, unusual or generally non-recurring items.

2.6. Principles governing the preparation of the Unaudited Condensed Interim Consolidated Financial Statements

The following table summarizes the principal exchange rates used for the preparation of the Unaudited Condensed Interim Consolidated Financial Statements of the Group:

Foreign exchange rate for 1 Euro		Six months ended June 30, 2018 Average rate	At June 30, 2018 Closing rate	Six months ended June 30, 2017 Average rate	At December 31, 2017 Closing rate
U.S. Dollars	USD	1.2097	1.1658	1.0824	1.1993
Swiss Francs	CHF	1.1696	1.1569	1.0765	1.1702
Czech Koruna	CZK	25.4992	26.0200	26.7809	25.5349

Presentation of financial statements

The Unaudited Condensed Interim Consolidated Financial Statements are presented in millions of Euros, except Earnings per share in Euros. Certain reclassifications may have been made to prior year amounts to conform to the current year presentation.

Seasonality of operations

Due to the seasonal nature of the Group’s operations, the Group would typically expect higher revenues and operating profits in the first half of the year compared to the second half.

2.7. Judgments in applying accounting policies and key sources of estimation uncertainty

The preparation of financial statements requires the Group to make estimates, judgments and assumptions that may affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities in the financial statements.

Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

The resulting accounting estimates will, by definition, rarely be equal to the related actual results. Actual results may differ significantly from these estimates, the effect of which is recognized in the period in which the facts that give rise to the revision become known.

In preparing these Unaudited Condensed Interim Consolidated Financial Statements, the significant judgments made by management in applying the Group’s accounting policies and the key sources of estimation uncertainty were those applied to the Consolidated Financial Statements at, and for the year ended, December 31, 2017. In addition, in accordance with IAS 34, the Group applied, in the preparation of these Unaudited Condensed Interim Consolidated Financial Statements, a projected tax rate for the full year 2018.